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                                  Exhibit 10.7

                     PROMISSORY NOTE - DEMAND LINE OF CREDIT

$1,200,000.00                                            Date:  October 1, 2001
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Amedore Homes, Inc.
                                        Borrower
                                        3434 Carman Road, Schenectady, NY 12303
                                        Borrower's Address


         1. BORROWER'S PROMISE TO PAY. Amedore Homes, Inc. (the "Borrower" or the "Undersigned"), for value received, promises to pay to the order of Hudson River Bank & Trust Co., (the "Bank" or the "Lender") the sum of One Million Two Hundred Thousand and 00/100 DOLLARS ($1,200,000.00) (the "Principal") at P.O. Box 76, One Hudson City Centre, Corner of State and Green Streets, Hudson, New York 12534, which shall be paid at such rate and in accordance with such terms as indicated below.

         2. RATE. The Borrower shall pay interest at the rate indicated below (the "Interest Rate"). Interest shall be computed on the basis of a 360-day year, but paid according to the actual number of days which have elapsed. The rate for this Note shall be a variable Interest Rate equal to 1.50 percentage points per annum above the prime rate announced by the Lender from time to time, at its principal office. This interest rate will change as and when the prime rate changes. Such change will become effective immediately upon announcement by the Lender of the change in its prime rate. The Lender shall not be required to deliver any notice to the Borrower of a change in the Interest Rate. However, upon request, the Lender shall provide the Borrower with information regarding the dates and amounts of the change in its prime rate. There is no maximum limit on the amount the interest rate may change. At the present time the prime rate is 6.50 percent and the Interest Rate is 8.00 percent.

         3. REPAYMENT TERMS: Demand Line of Credit. This loan is in the form of a line of credit whereby the parties reasonably contemplate entering into a series of advances, or advances, payments and re-advances from the Lender to the Borrower, the aggregate amount at any time of which shall not exceed the sum of One Million Two Hundred Thousand and 00/100 Dollars ($1,200,000.00). The Borrower will pay, on demand, the principal due on the date that such demand is made, together with interest thereon from the date of the Note until the date that the principal is fully repaid. The Borrower also agrees to pay accrued interest on the unpaid principal balance of the line of credit on the first day of each month hereafter, commencing October 1, 2001 until this Note is paid in full. In addition, and for so long as this line of credit exists, the Borrower agrees to pay down the principal outstanding so that there is no principal owing for a period of at least thirty (30) consecutive days during each twelve-month period hereafter.

         4. SECURITY. The Borrower hereby pledges and grants the Bank a security interest in the property hereinafter described (the "Collateral"). A default in any of the provisions of the Security Instrument shall constitute a default with respect to this Note. By granting a security interest in this Collateral, Borrower intends to provide the Bank with security for payment and performance of all Borrower's obligations to the Bank which now exist or may exist in the future pursuant to the terms of any Note (including this: Note) and extensions, modifications or renewals of said Notes, loan or other agreement given by the Borrower to the Bank. The Collateral pledged as security is as follows:

First security interest in all accounts receivable, inventory, equipment and contract rights now owned or hereafter acquired.

         If there is security for this loan as indicated above, the Bank shall be deemed to be a secured party as same is defined under the Uniform Commercial Code, Article 9, and shall have all of the rights and privileges as a secured party pursuant to such Article. This includes the right to take possession of and sell the property upon default in accordance with the provisions of the Uniform Commercial Code, Article 9. Any additions or replacements to the property pledged or proceeds from the sale of said property are also part of the Collateral. If the security is stock or other securities and the Borrower receives additional shares or certificates by reason of dividends, bonuses, or splits, the Borrower shall deliver to the Lender the certificates for such additional shares within ten (10) days after same are issued to the Borrower, and to execute all necessary documents required by the Bank to effect the pledge of such additional shares as security hereunder. The Undersigned agrees not to sell, lease or pledge the Collateral until the loan is repaid in full. The Undersigned shall inform the Lender in writing of any change of address of the Undersigned or of the place where the Collateral is kept. The Undersigned gives the bank the right to enter onto the premises of the Undersigned to inspect the Collateral at reasonable times. The Undersigned shall keep the Collateral insured for its full value against loss and damage, with an insurance company acceptable to the Bank and by a policy which shall indicate that the Bank is to be paid as a secured party if there is a loss. If there is a loss, the insurance proceeds may be utilized by the Bank to repay any amounts due.

         The Borrower will be in default with regard to the security agreement if any payment due hereunder is not made when due or if any' promise or agreement as set forth herein is broken or any representation or warranty is breached. If the Borrower is in default, the Bank has the right to take immediate possession of the Collateral without notice. The Bank may also demand that the Collateral be delivered to the Bank at a time and place which the Bank chooses. The Bank is further authorized to file UCC-1 Financing Statements, continuations and modifications on behalf of the Undersigned and without the necessity of the signature of the Undersigned, including, if applicable, indexing against the real property where the Collateral is affixed.

         5. BUSINESS LOAN. The Borrower represents and warrants that this Note evidences a loan for business or commercial purposes and is not a consumer transaction.

         6. APPLICATION OF PAYMENTS. Each payment received on this Note shall be applied first to interest due and then to the outstanding principal balance. However, if there are any additional amounts due to the Bank hereunder, such as late charges, the Bank may elect to apply any monies received for payment of such additional amounts due, prior to applying same toward payment of the principal balance.

         7. COLLECTION OR ENFORCEMENT COSTS. If it is necessary for the Bank to bring any 'action or proceeding in order to collect any amounts due hereunder or as a result of a breach of any of the terms or conditions herein, including an action or proceeding pursuant to Article 9 of the Uniform Commercial Code, or if the Bank is made a party to a lawsuit by virtue of this agreement, the Borrower shall be responsible for paying all costs, expenses and reasonable attorneys' fees incurred by the Bank in such lawsuit, action or proceeding, and also for all costs, expenses and reasonable attorneys' fees incurred by the Bank incidental to the care, preservation, processing and sale of the Collateral, or in any way relating to the rights of the Bank hereunder.

         8. BINDING AGREEMENT; GOVERNING LAW. The Note shall be binding upon the heirs, successors and assigns of the Borrower and the Bank. It shall be interpreted and construed in accordance with the laws of New York State.

         9. MORE THAN ONE SIGNER. If more than one person or entity signs this Note as a Borrower, the obligations contained herein shall be deemed joint and several and all references to "Borrower" shall apply to all persons signing this agreement both individually and jointly.


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         10. DEFAULT. The total unpaid balance of this Note shall become due and payable without notice or demand upon the occurrence of any one of the following "Events of Default"; (a) default in any payment of principal or interest when due under this Note and the continuance thereof for twenty (20) days after the due date, except that the twenty-day period shall not apply for any payment due at the end of the term or upon demand, which shall be due immediately upon such date; (b) default in any payment of late charges when due under this Note and the continuance thereof for ten (10) days after the due date; (c) failure to fulfill or perform any other term of this Note or to keep any promises made in this Note or related Term Loan Agreement, mortgage or security agreement, if any; (d) a false or incomplete statement in any information submitted to the Bank in connection with this Note; (e) entry of a judgment against the Borrower;
(f) a significant decline in the value of any real or personal property securing payment of this Note; (g) death, business failure or dissolution of any Borrower; (h) death of the insured under any life insurance policy securing payment of this Note; (i) commencement of any bankruptcy, receivership or similar proceeding involving any Borrower as debtor; (j) transfer of any interest in the Collateral pledged or granted to the Bank as a security interest, or any other breach by the Borrower with regard to the terms and; conditions of the security agreement set forth herein.

         11. CROSS-DEFAULT. The Borrower and Guarantor hereby covenant and agree that any event constituting a default in the terms, covenants and conditions of any Notes, Mortgages, agreements or other obligations given to the Lender, or a default in the terms, covenants and conditions of any Notes, Mortgages, agreements or other obligations given to another Lender and secured by Collateral pledged to the Lender herein (including both real and personal property) shall be considered a default of the terms, covenants and conditions of this Note, and the Lender may take whatever action it deems necessary pursuant to said default. Furthermore, a default in the terms, covenants and/or conditions of this Note shall constitute a default in the terms, covenants and conditions of any other Notes, Mortgages, agreements or other obligations given by the Borrower or Guarantor to the Lender.

         12. WAIVER. The Borrower and all endorsers, sureties and guarantors hereof hereby jointly and severally waive presentment for payment, demand, notice of non-payment, notice of protest and/or notice of dishonor, and protest of this Note.

         13. EXCESS INTEREST. At no time shall the Interest Rate exceed the highest rate allowed by law for this type of loan. Should this occur or should the Lender ever erroneously collect interest at a rate which exceeds the applicable legal limit, such excess will be credited to principal. However, this shall not be grounds for voiding the Borrower's obligations hereunder and in such event, the Borrowers obligations shall be deemed to be automatically modified to conform with any such applicable legal limit.

         14. GIVING OF NOTICES OR DEMANDS. Any notice or demand by the Bank to the Borrower shall be deemed to have been made and completed at such time as the Bank shall mail by first class mail said notice or demand to the Borrower at the address indicated in the introductory paragraph, or at a different address if written notice of a change is given by the Borrower to the Bank. Any notice that must be given to the Bank under this Note shall be given by mailing it by first class mail to the Bank at its address stated in the introductory paragraph.

         15. RIGHT TO TRANSFER. The Bank may transfer or assign this Note and deliver all or any of its rights in the Collateral held as security therefor to another party or entity which shall thereupon become vested of all of the powers and rights given to the Bank hereir, and the Bank shall thereafter be forever relieved and fully discharged of any liability or responsibility to the Borrower.

         16. RIGHT OF SETOFF. The Bank, in addition to any right available to it under applicable law, shall have the right, immediately and without notice or further action by it, to setoff against this Note and/or other liabilities of the Borrower hereof, ail money owed by the Bank to the Borrower in any capacity, whether by savings account, checking account, Certificate of Deposit or' otherwise; and the Bank shall be deemed to have exercised such right of setoff and to have made charge against any such money immediately upon the occurrence of default, even though such charge is made or entered on the books of the Bank subsequent . thereto.

         17. LATE CHARGES. In addition to any other payment required herein, the Borrower shall also be obligated to pay a late charge of ten percent (10%) for any payment due hereunder which is received by the Bank more than ten (10) days after such payment is due. This payment shall automatically be payable by the Borrower to the Bank, without demand, and the failure to pay same shall constitute a default in accordance with paragraph "10" of this Note.

         18..RIGHT TO PREPAY. The Borrower shall have the right to make a full prepayment or partial prepayment of the principal due hereunder at any time, without penalty. When the Borrower makes a prepayment, the Borrower will notify the Bank in writing of such event. If the Borrower makes a partial prepayment, there will be no change in the due dates, the term, or the amount of the monthly payments unless otherwise agreed to in writing by the Bank.

         19. ALL MODIFICATIONS IN WRITING. No modification or waiver of any of the provisions of this Note shall be effective unless in writing, signed by an officer of the Bank and only to the extent therein set forth, nor shall any such waiver be applicable, except in the specific instance for which given.

         20. WAIVER OF JURY TRIAL, COUNTERCLAIMS AND SETOFFS. The Borrower hereby waives trial by jury and the right to interpose any counterclaims or setoffs of any kind in any litigation commenced by the Bank relating to this Note or any Collateral security for this Note.

         21. STRICT PERFORMANCE. The failure of the Bank to immediately act with respect to any of its rights herein shall not be deemed to be a waiver on its part with respect to any such rights, and the Bank shall have the right to so act with respect to any of its rights herein at any time thereafter.

         22. TERMS, CONDITIONS & COVENANTS: The Borrower agrees to provide the Bank with the following information within 120 days of the fiscal year end or extensions thereof: Review quality statement prepared by an independent certified public accountant acceptable to the Bank, on Amedore Homes, Inc.; an updated, signed personal financial statement on George and Mary Ann Amedore, as well as their personal tax returns, including all schedules and attachments.


                                        Amedore Homes, Inc.


                                        By: /s/ George A. Amedore, Sr.
                                            ---------------------------
                                        Name: George A. Amedore, Sr.
                                        Title:  CEO